UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (earliest event reported):	May 9, 2003

TAUBMAN CENTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan	1-11530	38-2033632
(State of Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 East Long Lake Road, Suite 300,
Bloomfield Hills, Michigan	48303-0200
(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(248) 258-6800

None

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure (Information Below is Furnished Under Item 12).

        The information under this caption is furnished by Taubman Centers, Inc. (the “Company”) in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On May 9, 2003, the Company issued a press release announcing its results of operations for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99 to this report. In the earnings release, the Company used the non-GAAP financial measure of Funds from Operations (“FFO”) . A reconciliation of FFO to the comparable GAAP financial measure (net loss) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by the Company and why the Company’s management believes the presentation of FFO provides useful information to investors is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2003	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne

Lisa A. Payne
Executive Vice President and
Chief Financial and
Administrative Officer

EXHIBIT INDEX

Exhibit Number

99	Press Release of Taubman Centers, Inc. dated May 9, 2003